

Reviva Pharmaceuticals

Phase 3 RECOVER Open-Label Extension (OLE) Trial of Brilaroxazine in Schizophrenia

June 2, 2025 at 8:00am EDT

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Agenda

One	**Welcome and Introduction**	Welcome and Introduction Laxminarayan Bhat, PhD, Founder, President and CEO Reviva Pharmaceuticals
Two	**Brilaroxazine Phase 3 RECOVER OLE Trial Efficacy Results**	Stephen R Marder, MD Professor, Psychiatry and Biobehavioral Sciences University of California, Los Angeles
Three	**Brilaroxazine Phase 3 RECOVER OLE Trial Safety, Tolerability and Compliance Results**	Larry Ereshefsky, PharmD, BCPP, FCCP, Retired professor of Psychiatry, Pharmacology and Psychiatry, The University of Texas; Chief Scientific Officer, Owner, Follow the Molecule LLC
Four	**Q&A Session**	Q&A Session

Stephen R Marder, MD



Professor, Psychiatry and Biobehavioral Sciences

University of California, Los Angeles

Steve Marder is the Daniel X. Freedman Professor of Psychiatry, the Vice Chair for Education, and the Director of the Section on Psychosis at the UCLA Semel Institute for Neuroscience and Human Behavior. He is also the Director of the VISN 22 Mental Illness Research, Education Clinical Center (MIRECC) for the Department of Veterans Affairs. Dr. Marder's research has focused on improving the lives of individuals with psychotic disorders, particularly schizophrenia. His research -- supported by the VA, the Brain and Behavior Research Foundation, and the National Institute of Mental Health -- has focused on the development of pharmacological, psychosocial, and rehabilitation approaches for improving functioning and quality of life. He led the NIMH MATRICS (Management and Treatment Research to Improve Cognition in Schizophrenia) initiative which provided guidance for the development of pharmacologic agents to improve cognition and motivation in schizophrenia. He also led an NIMH Network for trials of medications for improving cognition in schizophrenia. From 2016 to 2018 he was the President of the International Society of CNS Clinical Trials and Methodology. He is considered an expert on clinical trials methods for complex CNS disorders, particularly schizophrenia. Dr. Marder has received the Exemplary Psychiatrist Award from the National Alliance for the Mentally Ill, the Stanley Dean Research Award of the American College of Psychiatry, the Alexander Gralnick Award from the American Psychiatric Association, the Kempf Award from the American Psychiatric Association, the American Psychiatric Association Award for Research, the Wayne Fenton Award for Outstanding Clinical Care from the Schizophrenia Bulletin, and the Lieber Prize for Schizophrenia Research.

Larry Ereshefsky, PharmD, BCPP, FCCP



Retired professor of Psychiatry, Pharmacology and Psychiatry the University of Texas

Chief Scientific Officer, Owner of Follow the Molecule LLC

Larry Ereshefsky over his 45 years' career applies his experience as a clinician, scientist and investigator, to develop treatments and innovate clinical methodologies to make a difference in the lives of patients with Neurodegenerative and Psychiatric Disorders. He has contributed significantly to several drug approvals spanning neurology and psychiatry. He has designed, implemented, supervised, and/or conducted >125 CNS and clinical pharmacology clinical trials ranging from first into patient through to proof of concept, implements Asian Bridging strategies, and has overseen large global Phase III registration trials. He is a leader in the use of signal detection and subject strategies to minimize placebo. Dr. Ereshefsky's contributions, from the unique perspective of a clinical scientist (clinical psychiatric pharmacist and psychopharmacologist) has supported clinical development planning, PK/PD evaluations, translational strategies, and methodological innovation for Schizophrenia, Depression, Bipolar Disorder, Parkinson's (PD), Alzheimer's Diseases (AD), and pain indications. He currently focuses on strategies to de-risk early development through proof of concept. Currently he is the Chief Science Officer (CSO) and owner of Follow the Molecule LLC, providing consulting services to pharma, CROs, and technology vendors. He is also CSO for Clinical Sciences by CenExel Research.

He is a retired Regents Professor of Pharmacy, Psychiatry, and Pharmacology from The University of Texas. Previously, he was the CSO and EVP for California Clinical Trials, acquired by PAREXEL International where his role was VP, Principal Pharmacologist and Therapeutic Area Leader for CNS Early Phase with Global responsibilities. He previously served as CSO for APEX Innovative Sciences (minority owner) including their 2 x 80 bed early phase research units (CNS Network, CA and Hassman Research Institute, NJ). His leadership in developing/applying a translational 'tool-kit' for drug development includes neurocircuitry/biomarker based (RDoC) strategies, i.e., continuous CSF sampling, QEEG, ERP, PSG, sMRI, fMRI, MRS, PET, QST pain models, and cognitive and behavioral paradigms. As co-head of The Advanced Pharmacology and Evaluation Lab at UT, his team made pioneering contributions to understand the relationship of CYP pharmacogenetics, drug interactions, and the environment upon the PK/PD of drugs. He served twice on the FDA Psychopharmacological Drugs Advisory Committee. His PharmD and Residency in Psychopharmacology and Clinical Pharmacy were at the University of Southern California and LA County Medical Center and is Board Certified in Clinical Psychopharmacy.

Results of brilaroxazine Phase 3 RECOVER trial long-term efficacy, safety and compliance in schizophrenia

Successfully met the study endpoints and objectives

KOL webinars on brilaroxazine phase 3 RECOVER trial in acute schizophrenia:
chrome-extension://efaidnbmnnnibpcajpcglclefindmkaj/https://revivapharma.com/wp-content/uploads/2024/09/09.04.24-Reviva-Virtual-KOL-Event-Presentation.pdf
chrome-extension://efaidnbmnnnibpcajpcglclefindmkaj/https://revivapharma.com/wp-content/uploads/2023/10/Reviva-RECOVER-Topline-Results-Presentation_October-2023.pdf

Brilaroxazine

Differentiated clinical profile with potential to address unmet needs across the treatment of schizophrenia



Durable Multi-domain Efficacy
Improved Safety & Tolerability
Brilaroxazine
Biomarkers Reinforced Efficacy & Side Effect Data
High Adherence

Positive Registrational Trials for Brilaroxazine in Schizophrenia

Completed required NDA-enabling safety pharmacology, toxicology & carcinogenicity studies, & CMC development

PHASE 1A and 1B, Clin Pharm Studies (N≈150)	PHASE 2 REFRESH NCT01490086	PHASE 3 RECOVER DB NCT05184335	PHASE 3 RECOVER OLE NCT05184335
Phase 1A Healthy subjects, double-blind, safety and tolerability, pharmacokinetics (PK)	**N = 234 (4-Week) Acute schizophrenia or schizoaffective disorder**	**N = 411 (4-Week) Acute schizophrenia**	**N = 446 (52-Week/1-Year) Stable schizophrenia**
Phase 1B Stable schizophrenia patients, double-blind, POC efficacy, safety and tolerability, PK	Efficacy and safety of brilaroxazine vs placebo	Efficacy and safety of brilaroxazine vs placebo	Long-term safety/tolerability, efficacy and compliance of brilaroxazine
ADME & Bioavailability Once daily brilaroxazine, ~72% bioavailability	3:3:2 Randomized, 4-week, double-blind, placebo-controlled, multicenter	1:1:1 Randomized, 4-week, double-blind, placebo-controlled, multicenter	Open label,1-year outpatient extension of RECOVER
Drug-drug Interactions No clinically significant drug-drug interactions	Once daily brilaroxazine 15, 30, 50 mg	Once daily brilaroxazine 15, 50 mg	Once daily brilaroxazine 15, 30, 50 mg flexible dose
	Completed and met primary and multiple secondary endpoints	Completed and met primary and multiple secondary endpoints	Completed and met primary and multiple secondary endpoints

DB: Double-blind; OLE: Open Label Extension

Brilaroxazine Phase 3 Study (RECOVER) Long-term Efficacy and Compliance Results

Stephen R Marder, MD

Professor, Psychiatry and Biobehavioral Sciences

University of California, Los Angeles

.



Schizophrenia: Common Psychiatric Condition With Multiple Symptom Domains

- Affects ~1.1% of the world's population
  - ~ 24 million people globally
  - ~ 3.5 million people in USA
- Mix of heterogenous psychotic symptoms with varying degrees of severity
- Most patients requires lifelong treatment
- ~30% of patients are treatment refractory
- Neuroinflammation is implicated as major contributing factor to schizophrenia
- Negative symptoms and nonadherence to treatment are the top unmet needs

Major Symptom Domains of Schizophrenia

Primarily driven by dysfunctional serotonin and dopamine signaling



Positive Symptoms
DA
5-HT
Negative Symptoms
5-HT2A/2B/7, D2
5-HT2A/2B/7, D2/4
Negative symptoms
Cognitive deficits
Mood symptoms
Positive Symptoms
5-HT1A/2A/2B/7, D2/4
D2

D = Dopamine signaling/ and 5-HT = Serotonin signaling
Negative symptoms include social withdrawal, avolition, alogia, anhedonia, disorganized behavior, and poor self-care.

Source: DelveInsight Market Research 2023; https://www.mentalhelp.net/schizophrenia/statistics/; https://www.who.int/news-room/fact-sheets/detail/mental-disorders; https://therehab.com/schizophrenia/statistics; https://www.nimh.nih.gov/health/statistics/schizophrenia; Kane JM et al. J Clin Psychology 2019, 80(2):18com12123. Divroye C et al. Neuropsychopharmacology 2016, 109:59068; peng l et al. Expert Review of Neurotherapeutics 2018, 18(5):435-442; Nikiforuk et al. CNS Drugs 2015, 29:265-275; Tan T et al. Schizophrenia Bulletin 2017, 45(5): 1012-1023.

No Current Therapies Address all Needs of Patients with Schizophrenia

Suboptimal efficacy and side effects of current treatments continue to limit long-term use for this chronic condition

Suboptimal Efficacy

Current treatments are inadequate to address **negative symptoms, mood and cognition**

+

Poor Tolerability/ Side Effects

Current treatments are associated with unwanted **endocrine, cardiac, neuroleptic, and metabolic** side effects

+

Drug-induced comorbidities

Movement disorder obesity, dyslipidemia, type 2 diabetes, and sexual dysfunction

Leading to high discontinuation rates and non-compliance

Source: Torres-Gonzalez F et al, Neuropsychiatric Disease and Treatment 2014, 10:97-110; Stroup T S and Gray N, World Psychiatry 2018, 17:341-356; Levin, S.Z. et al., Schizophrenia Research 2015, 164:122-126; Ermakov EA. et al., Frontiers in neuroscience 2022, 13:880568; Reale M et al. Frontiers in Psychiatry 2021, 12:536257; Monji A et al. Japanese Society of Psychiatry and Neurology 2009, 63:257-265; Bhat L, et al. Medical Research Archives 2023, 11(4):3834

Brilaroxazine: Novel Serotonin Dopamine Signaling Modulator

Multi-faceted direct and indirect activities on critical pathways implicated in schizophrenia



Brilaroxazine
Direct modulation of upstream targets
Dopamine receptors ($D_{2/3/4}$)
Serotonin receptors (5-$HT_{1A/2A/2B/7}$)
Indirect modulation of downstream targets

Brilaroxazine Receptor Activities

High (Ki, nM)*	Dopamine D_2	0.47
	Dopamine D_3	3.7
	Dopamine D_4	6
	Serotonin 5-HT_{1A}	1.5
	Serotonin 5-HT_{2A}	2.5
(5-HT_{2B} > D_2)	**Serotonin 5-HT_{2B}**	**0.19**
	Serotonin 5-HT_7	2.7
Moderate (Ki, nM)	Nicotine $\alpha_4\beta_2$	36.3
	Serotonin 5-HT_6	51
Weak or no significant activity	No significant activities at therapeutic dose for off-targets 5-HT_{2C}, $\alpha_{1,2,}$ and M_{1-4} implicated in cardiometabolic, metabolic, or GI side effects	

*partial agonists for $D_{2,3,4}$ and 5-$HT_{1A/2A}$ receptors

Inflammatory cytokines	Nicotinic receptors	NMDA/Glycine receptors	GABA receptors
Implicated in inflammation and immune dysfunction	Implicated in positive symptoms and cognition	Implicated in negative symptoms and cognition	Implicated in mood

Bhat L, et al. Medical Research Archives 2023, 11(4):3834; Rajagopal et al, Behavioral Brain Research 2017, 332;180-199

Brilaroxazine Phase 3 RECOVER Trial For Schizophrenia

Phase 3, Randomized, 28 Days, Double-blind, Placebo-controlled, Multicenter Study to Assess the Safety and Efficacy of Brilaroxazine in Subjects with an Acute Exacerbation of Schizophrenia, Followed by a 52-Week Open-label Extension



Schizophrenia
Acute Patients
Randomized
3 Groups
1:1:1
PANSS: 80-120
CGI-S: ≥4
DBS
Completed
N = 411
N = 140
Brilaroxazine, 15mg
N = 134
Brilaroxazine, 50mg
N = 137
Placebo
OLE
Completed
N = 446
DBT
Rollover
N = 156
New
Patients
N = 290
Schizophrenia
Stable Patients
Open Label Treatment
1-Group (N = 446)
Brilaroxazine, 15, 30, 50mg
Flexible Dose
PANSS: ≤ 80
CGI-S: ≤ 4
Part 1
Double-blind Study (DBS)
28 Days
1-Week follow up and stabilization for patients discontinue treatment or rolling over to OLE
Part 2
Open-Label Extension Study (OLE)
52 Weeks
1-Week follow up and stabilization for patients discontinue or complete the OLE

Study Overview

Primary Endpoint (DBS):
Reduction in total PANSS at the end of treatment in a brilaroxazine arm from baseline versus placebo

Safety (DBS, OLE):
Clinical, labs, body weight, lipids, fasting glucose, prolactin

Pharmacokinetics:
Population pharmacokinetics

Reviva Pharmaceuticals

For details see: www.clinicaltrials.gov (search key word, RP5063)

Brilaroxazine Phase 3 Trial: Favorable Efficacy, Safety & Discontinuation

Strong broad-spectrum efficacy further supported by vocal biomarker (VBM) and blood biomarkers

	Symptom Domains & Adherence: All Patients, Brila 50mg vs Placebo — Point Improvement	Cohen's d Effect Size	Digital Biomarkers, VBM: Prominent Negative Symptoms, Brila 50mg vs Placebo (VBM Positive) — Point Improvement	Cohen's d Effect Size
PANSS Total Score	10.1	*0.6*	15	*0.9*
Positive Symptoms	2.8	*0.5*	3.5	*0.8*
Negative Symptoms	2.0	*0.4*		
Negative Marder Factor	2.1	*0.4*	3.7	*0.6*
PANSS Social Cognition	1.6	*0.5*	3.8	*0.8*
Personal & Social Performance	6.3	*0.5*	6.3	*0.6*
CGI-S score	≥1	*0.5*	≥1	*0.7*
PANSS Excitement/Agitation	2.1	*0.5*		
PANSS Gen Psychopathology	-8.7	*0.6*		
Treatment Discontinuation	**16%** brilaroxazine	**22%** placebo		

Cohen et al CNS Summit 2024, ISCTM 2025

Blood Biomarkers — All Patients

Neurotrophins*   BDNF
Hormones*   Prolactin*   Thyroid T3*
Cytokines*   IL-6#   IL-8   IL-10   IFN-γ/IP-10   MIP-1

*Significant improvement, P≤0.05
#Separated from placebo but NS

Reviva PHARMACEUTICALS

Bhat L et al ASCPT 2024 (Poster #LB008) and SIRS 2024 (Poster #T291)

RECOVER Open-Label Trial Demographics and Baseline Characteristics

Diverse patient representation with balanced enrollment across 3 doses (N=446)

	Brilaroxazine 15 mg	Brilaroxazine 30 mg	Brilaroxazine 50 mg	Pooled 15+30+50 mg
Patients enrolled, N	140	158	148	446*
Male, N (%) Female, N (%)	82 (58.6) 58 (41.4)	102 (64.6) 56 (35.4)	102 (68.9) 46 (31.1)	286 (64.1) 160 (35.9)
Age (years) Mean (SD)	42.1 (13.20)	38.7 (10.79)	36.0 (8.53)	38.9 (11.20)
Baseline PANSS total score Mean (SD)	63.9 (12.19)	68.8 (13.43)	75.5 (15.67)	69.5 (14.60)
Baseline PANSS positive score Mean (SD)	15.7 (4.57)	17.0 (4.36)	18.9 (5.25)	17.2 (4.90)
Baseline PANSS negative score Mean (SD)	17.8 (4.58)	18.6 (4.78)	20.4 (5.21)	19.0 (4.98)
Baseline CGI score ≤4, N (%) score ≥4, N (%)	136 (97.1) 4 (2.8)	150 (94.9) 8 (5.0)	123 (83.1) 25 (25.6)	409 (91.7) 37 (8.3)

Rollover from double-blind, N=156 and de novo, N=290

Reviva PHARMACEUTICALS

PANSS: Positive and Negative Syndrome Scale; CGI-S: Clinical Global Impression Severity

Schizophrenia: Clinical Evaluation

Scales and tools for evaluating brilaroxazine treatment effects in RECOVER trial for schizophrenia

Positive and Negative Syndrome Scale (PANSS)

Gold-standard outcome for antipsychotic efficacy, used in multinational clinical trials for >30 years (Kay, Opler, et al.)

PANSS Total score: Accepted primary endpoint by regulatory agencies with demonstrated reliability and validity across languages and cultural contexts as overall measure of disease severity.

PANSS Positive Factor: Hallucinations, delusions, and related features of psychosis.

PANSS Negative & Social Cognition Factors: Measures of social & emotional functioning.

PANSS Positive & Agitation Factor: Acute symptoms of excitement and hostility

Personal and Social Performance Scale (PSP)

Evaluates interpersonal, daily functioning, and quality of life, critical domains for patients with schizophrenia working towards recovery.

Clinical Global Impressions Scale (CGI)

Standardized tool to summarize global patient status

Maintaining Data Quality

RECOVER used state-of-the-art methods developed by WCG Inc., similar to those used in other clinical development programs which have led to regulatory approval to help ensure accuracy & data quality:

- Clinical rater training and calibration was conducted for all outcome measures.
- Independent review of video-recorded assessments was used to verify PANSS scores and standardize ratings.
- Blinded data analytics were conducted to monitor and reduce potential sources of noise and random error.

PANSS Total Score: Robust Broad-Spectrum Efficacy Sustained Over 1-year

18-point decrease with brilaroxazine pooled (15, 30, and 50 mg) at Week-52 vs. baseline ($p \leq 0.0001$; n = 159)

CHANGE IN PANSS TOTAL SCORE

- Dose dependent decrease from baseline to Week-52 (1-year)
  - 16.0-point decrease in 15 mg (61.2 → 45.2)
  - 18.0-point decrease in 30 mg (69.7 → 51.7)
  - 19.4-point decrease in 50 mg (75.6 → 56.2)
  - 18.1-point decrease in pooled (69.9 → 51.8)
- Strong sustained efficacy from acute through maintenance treatment over 1-year treatment
- Decrease in PANSS total score in rollover patients from the double-blind trial to OLE over 1-year treatment (Baseline to Week-56):
  - 46.1-point decrease in 15 mg
  - 49.6-point decrease in 50 mg


0
-5
-10
-15
-20
-25
PANSS Total Score Change from Baseline (Mean Change)
0 4 8 12 16 20 24 28 32 36 40 44 48 52
Weeks on Treatment
15 mg
30 mg
50 mg
Pooled
p ≤ 0.0001

PANSS: Positive and Negative Syndrome Scale

PANSS Total Score: Time and Dose-Dependent Decrease

10.8-point (6-mos) & 18-point (12-mos) decrease with brilaroxazine pooled (15, 30 & 50 mg) vs baseline ($p \leq 0.001$)

PANSS TOTAL SCORE

- Clinically meaningful and sustained long-term efficacy
- Significant decrease with brilaroxazine pooled (15, 30, & 50 mg) vs. baseline ($p \leq 0.0001$):
  - 10.8-point decrease at 6-month (68.7 → 57.9)
  - 18.1-point decrease at 12-month (69.9 → 51.8)
- Decrease in PANSS Total score in rollover patients from the double-blind trial to OLE treatment at 13-month (Baseline to Week-56):
  - 46.1-point decrease in 15 mg (94.4 → 51.3)
  - 49.6-point decrease in 50 mg (102.7 → 53.1)


p ≤ 0.001
p ≤ 0.001
68.7
57.9
69.9
51.8
Baseline
6-month
N = 303
Baseline
12-month
N = 159

PANSS Positive Symptoms Score: Time & Dose-Dependent Decrease

3.3-point (6-mos) & 5-point (12-mos) decrease with brilaroxazine pooled (15, 30 & 50 mg) vs baseline ($p \leq 0.001$)

DECREASE IN POSITIVE SYMPTOMS

- Clinically meaningful and sustained long-term efficacy
- Significant decrease with brilaroxazine pooled (15, 30, & 50 mg) vs. baseline ($p \leq 0.0001$):
  - 3.3-point decrease at 6-month (16.8 → 13.5)
  - 5.0-point decrease at 12-month (17.1 → 12.2)
- Decrease in PANSS positive symptom score in rollover patients from the double-blind trial to OLE treatment at 13-month (Baseline to Week-56) :
  - 13.3-point decrease in 15 mg (25.7 → 12.4)
  - 14.8-point decrease in 50 mg (27.0 → 12.2)



p ≤ 0.001
16.8
13.5
Baseline
6-month
N = 303
p ≤ 0.001
17.1
12.2
Baseline
12-month
N = 159

Reviva

PANSS Negative Symptoms Score: Time & Dose-Dependent Decrease

2.8-point (6-mos) & 4.4-point (12-mos) decrease with brilaroxazine pooled (15, 30 & 50 mg) vs baseline ($p \leq 0.001$)

DECREASE IN NEGATIVE SYMPTOMS

- Clinically meaningful and sustained long-term efficacy
- Significant decrease with brilaroxazine pooled (15, 30, & 50 mg) vs. baseline ($p \leq 0.0001$):
  - 2.8-point decrease at 6-month (18.8 → 16.0)
  - 4.5-point decrease at 12-month (19.1 → 14.6)
- Decrease in PANSS negative symptom score in rollover patients from the double-blind trial to OLE treatment at 13-month treatment (Baseline to Week-56):
  - 10.5 -point decrease in 15 mg (24.6 → 14.1)
  - 10.7-point decrease in 50 mg (25.9 → 15.2)


p ≤ 0.001
p ≤ 0.001
18.8
16
19.1
14.6
Baseline
6-month
N = 303
Baseline
12-month
N = 159

OLE

PANSS Marder Scores for Negative Symptoms and Depression/Anxiety Symptoms

PANSS MARDER SCORES FOR NEGATIVE SYMPTOMS



$p \leq 0.001$
$p \leq 0.001$
16.9
13.9
17.2
12.7
Baseline
6-month
N = 303
Baseline
12-month
N = 159

3.0-point (6-mos) & 4.5-point (12-mos) decrease with brilaroxazine pooled (15, 30 & 50 mg) vs baseline

PANSS MARDER SCORES FOR DEPRESSION/ANXIETY SYMPTOMS



$p \leq 0.001$
$p \leq 0.001$
7.0
5.9
7.1
5.2
Baseline
6-month
N = 303
Baseline
12-month
N = 159

1.1-point (6-mos) & 1.9-point (12-mos) decrease with brilaroxazine pooled (15, 30 & 50 mg) vs baseline

PANSS Scores for Excitement/Agitation and Social Cognition Symptoms

DECREASE IN SOCIAL COGNITION SYMPTOMS



p ≤ 0.001
p ≤ 0.001
12.9
11.4
13.0
10.2
Baseline
6-month
N = 303
Baseline
12-month
N = 159

1.5-point (6-mos) & 2.8-point (12-mos) decrease with brilaroxazine pooled (15, 30 & 50 mg) vs baseline

DECREASE IN AGITATION/EXCITEMENT SYMPTOMS



p ≤ 0.001
p ≤ 0.001
9.1
7.8
9.6
6.4
Baseline
6-month
N = 303
Baseline
12-month
N = 159

1.3-point (6-mos) & 3.2-point (12-mos) decrease with brilaroxazine pooled (15, 30 & 50 mg) vs baseline

Reviva

PANSS General Psychopathology Score: Time & Dose-Dependent Decrease

4.7-point (6-mos) & 8.7-point (12-mos) decrease with brilaroxazine pooled (15, 30 & 50 mg) vs baseline ($p \leq 0.001$)

DECREASE IN GENERAL PSYCHOTIC SYMPTOMS

- Clinically meaningful and sustained long-term efficacy
- Significant decrease with brilaroxazine pooled (15, 30, & 50 mg) vs. baseline ($p \leq 0.0001$):
  - 4.7-point decrease at 6-month (33.1 → 28.4)
  - 8.7-point decrease at 12-month (33.7 → 25.0)

- Decrease in PANSS general psychopathology score in rollover patients from the double-blind trial to OLE treatment at 13-month treatment (Baseline to Week-56):
  - 22.3 -point decrease in 15 mg (47.1 → 24.8)
  - 24.2-point decrease in 50 mg (49.9 → 25.7)


p ≤ 0.001
p ≤ 0.001
33.1
28.4
33.7
25
Baseline
6-month
N = 303
Baseline
12-month
N = 159

Reviva

Personal & Social Performance Scores: Time & Dose-Dependent Increase

4.5-point (6-mos) & 11.2-point (12-mos) increase with brilaroxazine pooled (15, 30 & 50 mg) vs baseline ($p \leq 0.001$)

IMPROVEMENT IN PERSONAL & SOCIAL PERFORMANCE

- Clinically meaningful and sustained long-term efficacy
- Significant improvement with brilaroxazine pooled (15, 30, & 50 mg) vs. baseline ($p \leq 0.001$):
  - 4.5-point increase at 6-month (64.9 → 69.4)
  - 11.2-point increase at 12-month (63.5 → 74.7)
- Improvement in functional outcome in rollover patients from the double-blind trial to OLE treatment at 13-month (Baseline to Week-56):
  - 31.9 -point increase in 15 mg (43.9 → 75.8)
  - 33.7-point increase in 50 mg (42.4 → 76.1)



$p \leq 0.001$
$p \leq 0.001$
64.9
69.4
63.5
74.7
Baseline
6-month
N = 303
Baseline
12-month
N = 159

CGI-S Score: Clinically Meaningful Improvement (>1 point)

37.3% (6-mos) & 58.5% (12-mos) of patients showed >1-point improvement with brilaroxazine pooled (15, 30, & 50 mg) vs. baseline ($p \leq 0.001$)

PATIENTS WITH >1 POINT IMPROVEMENT ON CGI-S SCALE

- Clinically meaningful and sustained long-term efficacy
- Significant number of patients showed >1 point improvement in CGI-S scores with brilaroxazine pooled (15, 30, & 50 mg) vs. baseline ($p \leq 0.001$):
  - 37.3% improvement at 6-month
  - 58.5% improvement at 12-month
- Number of patients showed >1 point improvement in CGI-S scores in rollover patients from the double-blind trial to OLE treatment at 13-month (baseline to week-56):
  - 100% in 15 mg
  - 100% in 50 mg



p ≤ 0.001
p ≤ 0.001
37.3%
58.5%
15.5%
18.2%
1-month
6-month
N = 303
1-month
12-month
N = 159

CGI-S: Clinical Global Impression Severity

Brilaroxazine Phase 3 Trial OLE: Favorable Efficacy & Discontinuation

Significant Improvements across all three doses of brilaroxazine from baseline to EOT (N=446)

Symptom Domains & Adherence

All Patients

	OLE Point Improvement* at 6M (N=303)	OLE Point Improvement* at 12 M (N=159)	Rollover Patients DB Trial to OLE Point Improvement* at 13 M (N= 50)
PANSS Total Score	-10.7	-18.1	-47.7
Positive Symptoms	-3.3	-5.0	-14.0
Negative Symptoms	-2.8	-4.4	-10.5
Negative Marder Factor	-3.0	-4.4	---
PANSS Social Cognition	-1.5	-2.9	---
Personal & Social Performance	4.5	11.3	32.7
CGI-S score >1-point	37.3%	58.5%	100%
PANSS Excitement/Agitation	-1.4	-3.5	---
PANSS Gen Psychopathology	-4.7	-8.7	23.2
Treatment Discontinuation	**35%**		

*Baseline to EOT, P = ≤0.001

Blood Biomarkers

All Patients

Neurotrophins
BDNF#

Hormones
Prolactin*
Thyroid T3*

Cytokines
IL-6#
IL-8
IL-10*
IFN-γ/IP-10*
MIP-1*

*Improvement, P= ≤0.05,
#P=0.07

Reviva PHARMACEUTICALS

RECOVER Conclusions: Wide-spectrum Durable Efficacy with Brilaroxazine

CONSISTENT, WIDE-SPECTRUM EFFICACY	Improvement in multiple domains including: positive, negative, agitation, social cognitive symptoms, and general psychopathology Improved measures of functioning and quality of life
WELL-CONDUCTED TRIAL, HIGH-QUALITY DATA	Data quality was continuously monitored for trial duration utilizing validated methods to reduce error and placebo response with standardized training & calibration of the PANSS scale and blinded monitoring of clinician and site performance
FAVORABLE EFFICACY/ SIDE-EFFECT RATIO	Brilaroxazine shows significant wide-spectrum durable efficacy across primary and secondary endpoints, with a differentiated side effect profile and low discontinuation rate vs. historical data reported for standard of care antipsychotics
POTENTIAL TO SIGNIFICANTLY ADDRESS UNMET NEEDS	Brilaroxazine has the potential to address unmet needs during acute and chronic phases of schizophrenia.

Brilaroxazine Phase 3 Study (RECOVER) Safety, Tolerability and Compliance

Dr. Larry Ereshefsky, PharmD, BCPP, FCCP

Retired Professor of Psychiatry, Pharmacology and Psychiatry, The University of Texas

Chief Scientific Officer, Owner

Follow the Molecule LLC



Reflecting on the Past to Guide the Future

The need: better efficacy with fewer side effects

KEY UNMET NEEDS

Current standard of care antipsychotics are sub-optimal to treat chronic conditions negative, mood and cognitive symptoms

Poor tolerability and prevalence of long-lasting side effects

Recovery or Remission are a rarity

Relapse prevention is less than 50% by the second year

Polypharmacy and high incidences of drug-drug interactions

Poor quality of life

High treatment discontinuation rate

Major Symptoms

Positive symptoms	Negative symptoms	Mood Symptoms
Cognition Impairment	Impaired function	Immune Dysfunction

Major Side Effects of Standard of Care

- **Metabolic Side effects** → Weight gain, Diabetes, Dyslipidemia
- **Endocrine Side Effects** → Hormone changes, sexual side effects
- **Neuroleptic Side Effects** → EPS, Akathisia, Tardive Dyskinesia
- **Autonomic Side Effects** → Anticholinergic, Cardiovascular

Emerging role for neuroinflammation: Associated with negative symptoms (anhedonia, apathy) and cognitive impairment and immune dysfunction

Müller N, et al. The role of inflammation in schizophrenia. Front Neurosci. 2015;9(OCT). doi:10.3389/fnins.2015.00372; Goldsmith DR et al. Inflammation and Negative Symptoms of Schizophrenia: Implications for Reward Processing and Motivational Deficits; Front Psychiatry. 2020;11. doi:10.3389/fpsyt.2020.00046; Wang D et al. Differences in inflammatory marker profiles and cognitive functioning between deficit and nondeficit schizophrenia. Front Immunol. 2022;13. doi:10.3389/fimmu.2022.958972

With Every Relapse, In the Early Years of Illness, Patients are at Risk for Increased Brain Atrophy and Lifetime Functional Impairment

Major unmet need to address ☞ Improving treatment adherence and mitigating relapse of acute symptoms



Prodrome
Response
First Episode
Chronic Relapsing/Residual Symptoms
Progressive Brain Tissue Loss
Treatment Resistance
First Episode
Second Episode
Third Episode
Fourth Episode
Level of Functioning (%)
100
90
80
70
60
50
40
30
20
10
0
20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40
Age (years)

DB

Brilaroxazine Phase 3 RECOVER Trial in Acute Schizophrenia

Safety, Tolerability and Compliance (double-blind trial, 4-week, N=411)

Variables	Brilaroxazine 15 mg (N=140)	Brilaroxazine 50 mg (N=134)	Placebo (N=137)
Any Treatment Emergent Adverse Event (TEAE)	104 (34.5%)	107 (35.5%)	90 (29.9%)
Discontinuation, n (%)	26 (18.6%)	22 (16.4%)	30 (21.9%)
TEAE occurring in >5% participants			
Somnolence	4 (2.9%)	10 (7.5%)	3 (2.2%)
Headache	8 (5.7%)	7 (5.2%)	3 (2.2%)
Metabolic Changes (weight and lipids), TEAE			
Body Weight Change in kg, Mean (SD)	2.20 (3.65)	2.50 (3.50)	0.94 (2.95)
≥7% Increase in Body Weight, n (%)	3 (2.1)	8 (5.9)	4 (2.9)
Cholesterol change in mg/dl, Mean (SD)	-2.4 (27.99)	-4.73 (26.13)	3.65 (28.47)
LDL change in mg/dL, Mean (SD)	-4.38 (22.63)	-5.71 (22.06)	4.07 (24.07)
HDL change in mg/dL, Mean (SD)	1.54 (10.46)	0.48 (13.27)	-2.16 (10.18)
Extrapyramidal Symptoms, TEAE			
Barnes Akathisia Rating Scale Score, Mean (SD)	0.0 (0.13)	0.0 (0.19)	0.1 (0.35)
Abnormal Involuntary Movement Scale Score, Mean (SD)	-0.0 (0.41)	-0.0 (0.28)	0.0 (0.48)
Simpson-Angus Scale Score, Mean (SD)	0.1 (0.42)	0.2 (0.48)	0.3 (0.71)

Reviva PHARMACEUTICALS

OLE

Brilaroxazine Phase 3 RECOVER Trial in Stable Schizophrenia

Safety, Tolerability and Compliance (open-label trial for 52-week/1-year, N=446)

Variables	Brilaroxazine 15 mg (N=140)	Brilaroxazine 30 mg (N=158)	Brilaroxazine 50 mg (N=148)	Pooled (N=446)
Number of Treatment Emergent Adverse Event (TEAE)	85	91	104	280
Patients with any TEAE, n (%)	50 (35.7%)	49 (31.0%)	67 (45.3%)	106 (37.2%)
Patient with any related TEAE, n (%)	6 (4.3%)	13 (8.2%)	19 (12.8%)	38 (8.5%)
Discontinuation due to TEAE , n (%)	0	3(1.9%)	2 (1.4%)	5 (1.1%)
TEAE occurring in >2% participants				
Headache	1 (0.7%)	7 (4.4%)	4 (2.7%)	12 (2.7%)
Insomnia	3 (2.1%)	5 (3.2%)	10 (6.8%)	18 (4.0%)
Sleep Disturbance	2 (1.4%)	2 (1.3%)	9 (6.1%)	13 (2..9%)
Tremor (mild)	1 (0.7%)	3 (1.9%)	10 (6.8%)	14 (3.1%)
Metabolic Changes (weight and lipids), TEAE				
Body Weight Change in kg, Mean (SD)	1.58 (4.96)	1.85 (2.23)	1.28 (2.95)	1.52 (3.49)
≥7% Increase in Body Weight (AESI), n (%)	3 (2.1%)	2 (1.3%)	6 (4.1%)	11 (2.5%)
Cholesterol change in mg/dL, Mean (SD)	-8.6 (31.01)	-5.5 (23.50)	-10.9 (28.86)	-8.3 (27.82)
LDL change in mg/dL, Mean (SD)	-8.4 (25.52)	-4.5 (22.33)	-11.1 (24.57)	-8.0 (24.19)
HDL change in mg/dL, Mean (SD)	-0.6 (9.34)	-0.9 (8.72)	-0.1 (9.38)	-0.6 (9.12)
Extrapyramidal Symptoms, TEAE				
Barnes Akathisia Rating Scale Score, Mean (SD)	0.0	0.0	0.0	0.0
Abnormal Involuntary Movement Scale Score, Mean (SD)	-0.0 (0.29)	-0.2 (0.59)	-0.0 (0.36)	-0.0 (0.41)
Simpson-Angus Scale Score, Mean (SD)	0.0	0.1 (0.43)	0.0	0.0

Brilaroxazine Phase 3 Trial: Bodyweight Change in Acute vs Stable Patients

Bodyweight change profile in acute in-patient vs stable out-patient trials with brilaroxazine from baseline to EOT

	Acute Patients DB Inpatient Trial	Stable Patients OLE Outpatient Trial	
	4-Week | N=411	24-Week | N=303	52-Week | N=159
Brila-15 mg, mean wt (SD), kg	2.20 (3.65)	0.32 (3.06)	1.56 (5.06)
Brila-30 mg, mean wt (SD, kg	---	0.67 (1.90)	1.88 (2.32)
Brila-50 mg, mean wt (SD), kg	**2.50 (3.50)**	**0.62 (2.69)**	**1.26 (2.99)**
Placebo, mean wt (SD), kg	0.94 (2.95)	---	---

	Bodyweight change in rollover patients, double-blind through OLE treatment over 13 months
Brila-50 mg, mean wt (N=21) Efficacious top dose	1.20 kg

DB = Double-blind; OLE = Open label extension; EOT = End of Treatment

Brilaroxazine Phase 3 OLE Trial: Change in Lipid Profile

Decrease in cholesterol and LDL cholesterol across all doses in brilaroxazine from baseline to EOT (N=446, 12 mos)

CHANGE IN SERUM CHOLESTEROL (MG/DL)


171.2
165.2
176.3
169.2
171.9
165.6
165.7
156.0
Base 12-mos
Pooled
N = 446
Base 12-mos
Brila 15 mg
N = 140
Base 12-mos
Brila 30 mg
N = 158
Base 12-mos
Brila 50 mg
N = 148

Decrease in cholesterol across all doses of brilaroxazine from baseline to 12-mos/EOT

- -8.6 mg/dL in 15mg
- -5.5 mg/dL in 30mg
- -10.9 mg/dL in 50 mg, *p=0.040*
- -8.0 mg/dL in overall, *p=0.030*

CHANGE IN SERUM LDL (MG/DL)


103.3
97.3
104.8
98.4
103.9
102.5
101.2
91.2
Base 12-mos
Pooled
N = 446
Base 12-mos
Brila 15 mg
N = 140
Base 12-mos
Brila 30 mg
N = 158
Base 12-mos
Brila 50 mg
N = 148

Decrease in LDL cholesterol across all doses of brilaroxazine from baseline to 12-mos/EOT

- -8.4 mg/dL in 15mg
- -4.5 mg/dL in 30mg
- -11.1 mg/dL in 50 mg, *p=0.0097*
- -8.0 mg/dL in overall, *p=0.0093*

OLE = Open label extension; EOT = End of Treatment; mos = months
Borba et al. Front Immun 2018, 9:73; Rajkumar, Schizo Res Treatment 2014,: 175360; Gragnoli et al. Transl Psych 2016, 6:e785

Brilaroxazine Phase 3 Trial: Lipids Change in Acute vs Stable Patients

Lipids change in acute in-patient vs stable out-patient trials with brilaroxazine (15, 30, 50 mg) from baseline to EOT

	Cholesterol, mg/dL		LDL Cholesterol, mg/dL	
	Acute Patients (N=411) DB, 1-month	Stable Patients (N=446) OLE, 12 Months	Acute Patients (N=411) DB, 1-month	Stable Patients (N=446), OLE, 12 Months
Brila-15 mg, mean (SD)	– 2.4 (27.99)#	– 8.6 (31.01)	– 4.38 (22.63) #	– 8.4 (25.52)
Brila-30 mg, mean (SD)	---	– 5.5 (23.50)	---	– 4.5 (22.33)
Brila-50 mg, mean (SD)	**– 4.73 (26.13)#**	**– 10.9 (28.86)***	**– 5.71 (22.06) #**	**– 11.1 (24.57)***
Placebo, mean (SD)	3.65 (28.47)	---	4.07 (24.07)	--

#*p<0.05 vs placebo (DB)*   **p<0.05 vs baseline (OLE)*

Reviva PHARMACEUTICALS

DB = Double-blind; OLE = Open label extension; EOT = End of Treatment

Brilaroxazine Phase 3 OLE Trial: Change in Prolactin Hormone

Clinically significant decrease in prolactin levels across all doses of brilaroxazine from baseline to EOT (N=446, 12 mos)

DECREASE IN PROLACTIN

- Clinically significant decrease in serum prolactin levels across all doses of brilaroxazine from baseline to week-52/EOT
  - -7.14 ug/L in 15mg, (18.26 → 11.12)
  - -16.79 ug/L in 30mg, (28.95 → 12.16)
  - -13.30 ug/L in 50 mg, (28.24 → 14.94)
  - -12.50 ug/L Overall, (25.32 → 12.82)

- Hyperprolactinemia is common condition in patients with schizophrenia / psychiatric disorders
  - Associated with immune diseases (multiple sclerosis, systemic sclerosis etc)
  - Associated with variety of adverse effects: weight gain, type 2 diabetes, breast tenderness and enlargement, sexual dysfunction (lack of libido), and erectile dysfunction in men



p < 0.001
25.3
12.8
p = 0.010
18.3
11.1
p < 0.0001
29.0
12.2
p = 0.0065
28.2
14.9
Base 12-mos
Pooled
N = 446
Base 12-mos
Brila 15 mg
N = 140
Base 12-mos
Brila 30 mg
N = 158
Base 12-mos
Brila 50 mg
N = 148

OLE = Open label extension; EOT: = End of Treatment
Borba et al. Front Immun 2018, 9:73; Rajkumar, Schizo Res Treatment 2014,: 175360; Gragnoli et al . Transl Psych 2016, 6:e785

Brilaroxazine Phase 3 OLE Trial: Change in Thyroid Hormone

Improvement in thyroid hormone levels across all doses of brilaroxazine from baseline to EOT (N=446, 12 mos)

IMPROVEMENT IN THYROID HORMONES

- Improvement in thyroid (T3) hormone levels across all doses of brilaroxazine from baseline to week-52/EOT
  - 0.033 ug/L in 15mg
  - 0.020 ug/L in 30mg
  - 0.076 ug/L in 50 mg, $P \leq 0.05$
  - 0.044 ug/L in overall, $P \leq 0.05$
- Improvement in thyroid (T4) and decrease in TSH hormone levels across all doses of brilaroxazine

---

- Hypothyroidism reported in schizophrenia(negative symptom) and mood disorders (bipolar, depression)
- Hypothyroidism implicated in antipsychotic induced metabolic (obesity) and immune disorders
- Thyroid hormones are important for modulation of dopaminergic, serotonergic, glutamateric and GABAergic network.



p < 0.05
0.98
1.01
1.02
1.04
0.98
0.99
p < 0.05
0.93
1.00
Base 12-mos
Pooled
N = 446
Base 12-mos
Brila15 mg
N = 140
Base 12-mos
Brila 30 mg
N = 158
Base 12-mos
Brila 50 mg
N = 148

OLE = Open label extension; EOT: = End of Treatment

Treiber et al. Biol Psych 2025, 138:111338; Misiak et al. Prog Neuropsychopharmacol & biol psych 2021, 111:110402

Sexual Function, CSFQ Score: Improvement in both Males and Females

Improvement in sexual function CSFQ Score at 6-mos and 12-mos with brilaroxazine vs baseline *($p \leq 0.001$)*

SEXUAL FUNCTION, CSFQ SCORE

- Significant improvement in total sexual function score with brilaroxazine pooled (15, 30, & 50 mg) vs. baseline ($p \leq 0.001$):
  Males: 1.2 point in male (40.9 → 42.1) at 6M
  1.6 point in male (42.0 → 43.6) at 12M
  Females: 0.5 point in female (35.1 → 35.6) at 6M
  1.8 point in female (35.3 → 37.1) at 12M

- Prevalence of sexual dysfunction in women 60% and men 55% men with schizophrenia
- Sexual dysfunction linked to negative symptoms, social cognition and social functioning
- Sexual dysfunction impacts quality of life, treatment adherence, and may develop depression and suicidality
- Hyperprolactinemia and hypothyroidism in schizophrenia linked sexual dysfunction



p ≤ 0.001
p ≤ 0.001
40.9
42.1
42.0
43.6
35.1
35.6
35.3
37.1
Base
6-mos
N = 167
Base
12-mos
N = 96
Base
6-mos
N = 107
Base
12-mos
N = 49
Males
Females

OLE = Open label extension
CSFQ: Change in Sexual Functioning Questionnaire; Anita H et al. Handbook of sexualy-related measures, 2010, page 290; Edinoff AN et al. Psychiatry Intnl 2022, 3:29-42

Reviva PHARMACEUTICALS

Brilaroxazine Phase 3 RECOVER OLE Trial Inflammatory Biomarker Data

Increase in BDNF & decrease in inflammatory cytokines and chemokines from baseline to EOT (N=446, 12 mos)

Changes in BDNF | Changes in Cytokines | Changes in Chemokines



21.4
20.0
4.0
3.4
25.0
21.5
3.9
** 2.8
2.6
* 1.2
189
* 164
11.5
** 10.6
87.4
* 78.2
322
313
Base 12-mos
BDNF (ug/L)
IL-6 (ng/L)
IL-8 (ng/L)
IL-10 (ng/L)
IFNγ (ng/L)
IFNγIP (ng/L)
TNFα (ng/L)
MIP-1 (ng/L)
MCP-1 (ng/L)
p = 0.07
p = 0.07
p = 0.001
p = 0.05
p ≤ 0.05
p ≤ 0.001
p ≤ 0.05

Reduced BDNF implicated in cognitive and memory impairments in schizophrenia and depression

Improvement in BDNF levels reported to decrease proinflammatory cytokines in schizophrenia and depression

Chemokine dysregulation is associated with neuroinflammation in schizophrenia

Liberona et al Int J Mol Sci 2024, 25:11204; Li et al. Front Psych 2024, 15:1417213; Reale et al. Front Psych 2021, 12:536257; Ermakov et al. Int J Mol Sci 2023, 24(3):2215

Brilaroxazine: Consistent Well-Tolerated Safety with Low Discontinuation Over 1-Year

Well-Tolerated in OLE Trial (N=446, 1-yr treatment)	Brilaroxazine (15, 30, and 50 mg) is safe and well-tolerated following 1-year of treatment. Most common TEAEs ≥ 2% were headache (2.7%), insomnia (4.0%), sleep disturbance (2.9%) and mild tremor (3.1%). No drug related SAEs or major safety concerns reported. 35% total discontinuation rate
No Motor Side Effects	No clinically meaningful changes in movement disorder scales used for evaluating motor side effects such as akathisia and extrapyramidal symptoms
Low Metabolic Side Effects	Mild weight gain (1.52 kg) reported in the pooled brilaroxazine dose group. Weight gain was not dose dependent with least weight gain (1.28 kg) at 50 mg dose. Decrease in lipid levels (cholesterol, LDL cholesterol) and no significant change in blood sugar levels reported
No Endocrine / Sexual Effects	Brilaroxazine is not associated with hormonal imbalance and sexual side effects. Elevated prolactin levels reported at the beginning of the study were significantly reduced to normal or near normal in all three dose groups. Improvement in thyroid hormone levels and sexual function reported
No Cardiac, GI & Liver Side Effects	No incidence of clinically significant cardiac or gastrointestinal side effects No incidence of drug induced liver injury (DILI)

TEAE: treatment emergent adverse events; SAE: serious adverse events


Reviva Pharmaceuticals Holdings, Inc.
Business Inquiries:
busdev.rp@Revivapharma.com
Investor Relations:
IR@Revivapharma.com

Acknowledgement

Key Opinion Leaders (KOLs)

- Dr. Stephen R Marder, MD
- Dr. Larry Ereshefsky, PharmD, BCPP, FCCP

Clinical Development:

- Reviva employees and Consultants
- Drug Monitoring Committee (DMC) Members
- Clinical Research Organizations (CROs)
- Clinical Investigators and site associates

Scientific Publications and Communications:

- Akita Biomedical, San Diego,
- LifeSci Advisors, New York

Reviva PHARMACEUTICALS